Investor Presentation May 2018 Exhibit 99.01

Disclaimers This presentation contains forward-looking statements made by Valero Energy Corporation (“VLO” or “Valero”) and Valero Energy Partners LP (“VLP” or the “Partnership”) within the meaning of federal securities laws. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information. You can identify forward-looking statements by words such as “believe,” “estimate,” “expect,” “forecast,” “could,” “may,” “will,” “targeting,” “illustrative” or other similar expressions that convey the uncertainty of future events or outcomes. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Valero or VLP, as applicable, and are difficult to predict. These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of Valero or VLP, as applicable. Although Valero and VLP believe that the assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond their respective control, neither Valero nor VLP can give assurance that either will achieve or accomplish their respective expectations, beliefs or intentions. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in Valero’s and VLP’s filings with the Securities and Exchange Commission, including Valero’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and other reports available on Valero’s website at www.valero.com, and VLP’s annual reports on Form 10-K, quarterly reports on Form 10-Q, and other reports available on VLP’s website at www.valeroenergypartners.com. These risks could cause the actual results of Valero or VLP to differ materially from those contained in any forward-looking statement. This presentation includes non-GAAP financial measures. Our reconciliations of non-GAAP financial measures to GAAP financial measures are located at the end of this presentation. These non-GAAP financial measures should not be considered as an alternative to GAAP financial measures.

Who We Are (NYSE: VLO) Premier Independent Refiner 15 refineries, 3.1 million barrels per day (BPD) of high-complexity capacity Fuels marketed and distributed through bulk and wholesale channels General partner and majority owner of Valero Energy Partners LP Operator and 50% owner of Diamond Green Diesel renewable diesel JV 11,000 BPD production capacity Approximately 10,000 employees $48 billion market capitalization(1) One of North America’s Largest Ethanol Producers 11 plants with 1.45 billion gallons per year (94,500 BPD) ethanol production capacity Plants convert corn into ethanol and distillers grains Plants were acquired at a fraction of replacement cost Premier plants and low cost operations (1) As of Apr 30, 2018, VLO at $110.93 per share and VLP at $39.43 per unit. (2) For the year ended Dec 31, 2017. Growth Oriented Master Limited Partnership (NYSE: VLP) Fee based MLP 1.0 million BPD(2) of pipeline throughput 2.9 million BPD(2) of terminaling throughput Liquids-focused logistics assets 100% fee-based revenues $3 billion market capitalization(1)

Strong Presence in Advantaged U.S. Gulf Coast and Mid-Continent Majority of refineries designated as VPP Star Sites by OSHA, recognizing exemplary occupational safety and health programs. See slide 29 for capacities.

FEEDSTOCK SUPPLY Abundant global supply of crude oil and natural gas Permian Basin and Canadian crude production growth offsetting OPEC supply cuts to the U.S. Expanding North American logistics capacity continues to add efficiency to crude oil movements Favorable Macro Environment Expected PRODUCT DEMAND See slide 20 for notes regarding this slide and slide 32 for supply and demand details. REGULATORY AND GEOPOLITICAL Evolving U.S. legislative and regulatory landscape Emerging global developments Bullish fundamentals expected to drive global transportation fuels and petrochemicals demand growth. World economies aligned for sustainable economic growth Healthy product demand in lower price environment Product shortages in Latin America, Eastern Canada, Europe, and Africa International Maritime Organization bunker fuel specification shift supports diesel demand Global petrochemicals demand growing

Our Strategy for Value Creation Maintain manufacturing excellence: safe, reliable, environmentally responsible operations Focus on earnings growth: Market expansion, margin improvement, operating cost control Disciplined capital allocation: deliver distinctive financial results and peer-leading returns to stockholders

Safety and Reliability are Imperative for Profitability See slide 20 for notes regarding this slide. VLO’s injury and process safety event rates in 2017 were the lowest in its history.

Portfolio Optimization and Reliability Initiatives Have Enabled Higher Utilization and Lower Opex See slide 20 for notes regarding this slide. Utilization in 2017 was lower due primarily to hurricane impacts. Source: Company reports.

Advantaged Portfolio in U.S. Gulf Coast and Mid-Continent See slide 20 for notes and slide 29 for capacity and Nelson complexity by refinery. (1) Feedstock ranges represent average quarterly minimums and maximums. Valero’s refineries have flexibility to process 1.6 million BPD light sweet crude and access to deep pool of skilled labor in U.S. Gulf Coast. U.S. Mid-Continent U.S. Gulf Coast

Our Portfolio Facilitates Global Optimization of Product Exports See slide 20 for notes regarding this slide. Distillate volumes include diesel, jet fuel, and ULSK. 2017 exports include hurricane impacts. Distillate Gasoline

Investing to Grow Export and Wholesale Fuels Volumes Mexico’s refined product demand is expected to grow, with imports filling a large percentage of the supply shortage Approximately 808 MBPD of gasoline and diesel imported in 2017(1) Proximity, scale, and flexibility of VLO’s Gulf Coast refineries enable competitive fuels offer Valero, a premier brand with high product quality, has reliably supplied fuels to Mexico for over 10 years Expansion of supply chain expected to provide ratable product outlet and improve margin capture Long term agreements for terminals and rail to deliver gasoline, diesel, and jet fuel into central Mexico’s most populous cities Advantaged Refineries and Logistics Efficient Supply to Mexico (1) Source: Pemex reports.

Disciplined Capital Management is a Constant in Our Strategy Maintain Strong Balance Sheet (1)Targeted debt-to-cap ratio based on total debt reduced by $2 billion of cash. (2)Peer group includes PSX, MPC, ANDV, HFC, and PBF. (3)Payout ratio is the sum of dividends and stock buybacks divided by net cash provided by operating activities excluding changes in working capital (i.e., current assets and current liabilities). Sustaining Capex Approximately $1.5 billion annually Key to safe and reliable operations Dividend Commitment to shareholders Targeting a dividend payout at the high end of our peer group(2) Non-Discretionary Growth Capex 25% IRR hurdle rate for refining projects Lower hurdle rate for steady cash flow midstream projects Cash Returns Targeting a payout ratio(3) between 40% and 50% of adjusted net cash provided by operating activities for 2018 Stock buyback program consists of ratable and opportunistic purchases Acquisitions Evaluate versus alternative uses of cash Discretionary Maintain investment grade credit rating Target 20% to 30% debt-to-cap ratio(1) 1 2 3

Delivering Cash Returns to Stockholders Is One of Our Priorities Targeting continued buybacks and sustainable annual dividend growth. (1) Annualized based on most recent quarterly dividend. (2) Peer group includes PSX, MPC, ANDV, HFC, and PBF. Dividend yield as of Apr 30, 2018. (1)

Demonstrated Discipline in Capital Allocation Steady investments in maintaining asset base and enhancing margin capability of portfolio. Non-discretionary (1) 2018 values are estimates. (2) Sustaining reflects costs expected for Turnarounds and Catalysts and Regulatory Compliance.

Steady Pipeline of High Return Projects Texas City Refinery photo Expect to spend $1 billion annually on growth investments from 2017 through 2021 Approximately 50 / 50 allocation between refining and logistics projects Diamond Pipeline and Wilmington cogeneration unit completed in Nov 2017 Projects in execution phase (by expected completion date) Diamond Green Diesel expansion (3Q18) Houston alkylation unit (1H19) Central Texas pipelines and terminals (mid-2019) Pasadena terminal (early 2020) St. Charles alkylation unit (2020) Pembroke cogeneration unit (2020) Other projects in development phases Expanding product supply chain into Mexico and Latin America Increasing light products yield and octane enhancement in U.S. Gulf Coast Logistics for feedstock and product flexibility High grading secondary products into petrochemicals See slide 20 for notes regarding this slide. EBITDA estimates are illustrative and based on average actual prices for 2015 and 2016. Excludes potential M&A.

Maintain growth profile, targeting drop downs from VLO, organic projects, and midstream acquisitions Grow annual distributions at target rate of at least 20% for 2018 Maintain investment grade credit ratings Valero Energy Partners (NYSE: VLP) Executing from a Position of Fundamental Strength Strategy & Financial Highlights Increased quarterly cash distribution 139% over MQD Grew annualized EBITDA attributable to the Partnership to more than $365 million(1) Peer leading distribution coverage(2) Debt/EBITDA ratio of 3.4x for year ended Dec 31, 2017 See slides 54 – 56 for non-GAAP disclosures. * This is the minimum quarterly distribution (MQD). The actual distribution was smaller as it was prorated for the period of Dec 16 – 31. (1) Annualized based on 4Q17 EBITDA. (2) Peer group includes MPLX, PSXP, ANDX, and SHLX. (3) Beginning in 2017, distributable cash flow (DCF) reflects semiannual cash payment (2Q and 4Q) for interest on senior notes issued in 2016 while interest expense is recognized on a quarterly basis.

Ethanol Business Operations 11 plants with 1.45 billion gallons annual production capacity Dry mill production process, where corn is ground into flour and mixed with water before fermentation Plants purchased for 35% of replacement cost Efficient plants with scale, located in corn belt Operational best practices transferred from refining Plants running at 130% of original design with minimal capital invested Cost advantaged versus the industry Outlook Ethanol demand expected to be strong globally Driven by increasing usage mandates, low gasoline prices, increased vehicle miles traveled and attractive economics for corn-based ethanol exports Valero’s share of U.S. ethanol exports has grown to 22% in 2017(1) Ethanol plant in Aurora, South Dakota Source: U.S. Census Bureau. (1) 2017 exports through Dec 31.

We Believe Valero is a Compelling Energy Investment XLE Range Median Premier asset portfolio and best in class operations Managed risks Proven operations excellence Low cash cost operations and more stable earnings compared to history Strong financial position Advantaged geographic locations Seeing EV / EBITDA multiple expansion Disciplined growth strategy Investing to drive long term earnings growth and lower earnings volatility Generating distinctive cash flow across margin cycles Returns focused Peer-leading ROIC Targeting continued buybacks and sustainable annual dividend growth Peer Range Median Chart data sources: Bloomberg and company reports. See slides 50 – 53 for non-GAAP disclosures. (1) EV / EBITDA multiple based on 2019 consensus estimates as of Apr 30, 2018. Peer group includes XLE constituents, HFC, and PBF. (2) Dividend yield as of Apr 30, 2018. Peer group includes XLE constituents, HFC, and PBF. (3) Peer group includes XLE constituents with positive EBITDA (31 companies), HFC, and PBF. (4) Refining peer group includes PSX, MPC, ANDV, HFC, and PBF.

Appendix Contents Topic Pages Notes 20 Guidance 21 Projects in Execution Phase or Recently Completed 22 – 25 Shift in Refining Evaluation 26 Equity Performance, Stockholder Returns, Financial Results 27 – 28 Refining Capacity and Nelson Complexity 29 Natural Gas Cost Sensitivity 30 Crude Oil Pipeline Transportation 31 Fundamentals 32 VLP Investor Update 33 – 48 Non-GAAP Disclosures 49 – 56 Investor Relations Contacts 57

Notes Slide 5 Macro environment themes represent industry consultant views. Slide 7 Contractor total recordable incident rate from U.S. Bureau of Labor Statistics. Tier 1 three-year rolling averages of process safety events per 20,000 work hours. Tier 1 defined within API Recommended Practice 754. Industry benchmarking and Valero’s performance statistics from Solomon Associates and Valero. Slide 8 Refining cash operating expenses per barrel of throughput, excluding turnaround and D&A, from company reports. Peer group includes PSX, MPC, ANDV, HFC, and PBF. Slide 9 Crude distillation capacities by geographic location from company reports and 10-K filings. Gulf Coast region is consistent with EIA’s PADD 3; Mid-Continent region represents PADDs 2 and 4. Slide 10 Valero’s actual U.S. gasoline and distillate export volumes and current and potential future gasoline and distillate export capacities are shown in the chart. Potential future gasoline and distillate export capacities are based upon expansion opportunities identified at the St. Charles (gasoline and distillate), Port Arthur (gasoline and distillate), Corpus Christi (gasoline), and Texas City (distillate) refineries. Potential capacity also includes Pasadena terminal currently under construction. Map shows destinations for products exported from VLO refineries in the U.S., Canada, and the U.K. Slide 15 Amounts shown represent targeted EBITDA growth. We are unable to provide a reconciliation of such forward-looking targets because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events are uncertain or outside of our control, including with respect to unknown financing terms, project timing and costs, and other potential variables. Accordingly, a reconciliation is not available without unreasonable effort.

VLO Guidance 2Q18(1) Throughput (MBPD) U.S. Gulf Coast1,610 to 1,660 U.S. Mid-Continent 460 to 480 North Atlantic355 to 375 U.S. West Coast280 to 300 Refining operating expenses per barrel throughput$3.85 Ethanol Production (millions of gallons per day)4.0 Operating expenses per gallon of production$0.37 Cash opex$0.32 Non-cash opex$0.05 Net interest expense$120 MM Depreciation and amortization expense$520 MM General and administrative expenses$180 MM 2018 (expected) Payout ratio(2) of adjusted cash flow from operations40-50% Effective tax rate22% RINs expense ($MM)$500 to $600 Capital expenditures ($MM) $2,700 Sustaining$1,700 Growth$1,000 (1) Unless otherwise stated, guidance as provided on the 1Q18 earnings call and is included here for informational purposes only. (2) Payout ratio is the sum of dividends and stock buybacks divided by cash flow from operations adjusted for changes in working capital. Port Arthur Refinery

Investing to Improve Access to North American Crude and Refinery Operating Cost Structure Diamond Pipeline 440 miles of 20-inch pipe (200 MBPD capacity) connecting Memphis to Cushing, started up in Nov 2017 Improves crude oil supply flexibility, efficiency, and blend quality $460 MM of project cost for Valero’s 50% share Wilmington facility ($110 MM cost) started up in Nov 2017 and is running well Pembroke plant (£130 MM or $170 MM cost) scheduled to be completed in 2020 Expect to reduce costs and improve supply reliability for power and steam Cogeneration Plants

Investing to Improve Margins Octane demand expected to grow due to Tier 3 regulations and CAFE standards Abundant, low cost North American NGL supply provides advantage for Gulf Coast capacity additions Both new units upgrade low value isobutane and amylenes into high value alkylate High octane, low vapor pressure component enables the blending of incremental butane and low octane naphtha 13 MBPD new capacity at Houston refinery ($300 MM cost) and 17 MBPD at St. Charles refinery ($400 MM cost) expected in 1H19 and 2020, respectively Houston and St. Charles Alkylation Units Houston alkylation unit

Investing to Increase Premium Renewable Fuels Production Expect renewable diesel margins to be supported by increased usage mandates and carbon pricing 6 MBPD of additional production capacity expected to be completed in 3Q18 $200 MM project cost, 50% of which is Valero’s portion Evaluating an additional project to expand production capacity to 36 MBPD, or 550 million gallons annually, with final investment decision expected in 2018 Diamond Green Diesel Capacity Expansion

Investing to Improve Margins, Expand Product Export Capability, and Increase Biofuels Blending Central Texas pipelines and terminals to supply high-growth refined products market Approximately 205 miles of pipe(1), 960 MB of total storage capacity, and a truck rack Pasadena refined products terminal joint venture with Magellan Midstream Partners (NYSE: MMP) Initially includes 5 MM barrels of storage capacity, two ship docks, and a three-bay truck rack Projects expected to improve product margins, reduce secondary costs, provide opportunity for third-party revenues, and increase capability for biofuels blending Valero costs of $380 MM for central Texas logistics and $410 MM for Pasadena terminal, with completion expected in mid-2019 and early 2020, respectively (1) Valero to own ~70 mile pipeline from Hearne to Williamson County and 40% undivided interest in 135 mile pipeline from Houston to Hearne. Extending Product Supply Chain in Central Texas and the U.S. Gulf Coast Pasadena terminal

Now vs. Then – A Shift In Refining Valuation New Paradigm INDUSTRY/MACRO EV/EBITDA multiple expansion and dispersion by company Peer group of larger scale, efficient and complex refiners Methodical and continuing growth in all major economies Tight global product market expected to continue Product demand growth outpacing refinery capacity additions Abundant supply of domestic crude oil and natural gas providing feedstock advantage Lower interest rates (10-yr Treasury less than 3 percent) VALERO Premier operations (+/- 95% utilization) First quartile operating performance amid stable, upgraded portfolio Advantaged operations and scale Disciplined capital investment and growth strategy Rigorous M&A targeting and screening process Focused on market expansion, margin enhancement, and cost reduction (lowest cash operating costs) Approximately $2.5 billion annual capex Distinctive free cash flow and higher stockholder returns 3-4 percent dividend yield ($3.20/share annually) Approximately $10 billion of liquidity (~$5 billion cash) ~440 million WASO for 12 months ended Dec 31, 2017 Higher lows and less volatility in stock price with support from dividend and long-only investors In the Past INDUSTRY/MACRO Range bound industry wide EV/EBITDA multiple +/- 4.5x Peer group fragmented with smaller scale, less efficient refiners U.S. importing products to meet domestic product shortage Stock prices driven by seasonal refining trading cycles Higher interest rates (10-yr Treasury ~ 5 percent) VALERO Marginal operations (+/- 85% utilization) Third quartile operating performance impacted by M&A integration Disadvantaged East Coast, Caribbean operations, and higher overhead retail operations drag earnings downward Less disciplined M&A and capital project execution Frequent acquisitions Focused on volume growth Approximately $3.5 billion annual capex Volatile cash flow profile and lower stockholder returns 1-2 percent dividend yield ($0.32/share annually) Approximately $5 billion of liquidity (~$1.5 billion cash) > 570 million shares outstanding Volatile stock price

Outperformed All Companies in the XLE(1) Index on TSR Since 2014 (1) XLE includes refining peers PSX, MPC, ANDV, and 27 other energy companies such as XOM, CVX, SLB, COP, EOG, OXY, and KMI. (2) TSR from Dec 31, 2014, through Apr 30, 2018. TSR includes stock price appreciation and dividends paid. VLO +152% XLE2% XLE constituent min -74% History of energy sector outperformance under current leadership team.

Solid Operational Performance Across the Cycle Has Contributed to Distinctive Financial Results Peer group includes PSX, MPC, ANDV, HFC, and PBF. See slides 50 - 53 for non-GAAP disclosures. (1) TSR from Dec 31, 2014, through Dec 31, 2016. TSR includes stock price appreciation and dividends paid. (2) EPS adjusted to exclude special or nonrecurring items. Source: Bloomberg and company reports. (3) Free cash flow (FCF) is defined as net cash provided by operating activities less capital expenditures; deferred turnaround and catalyst costs; investments in joint ventures; and working capital adjustments. Source: Company reports. Delivered solid operational performance in both high (2015) and low (2016) refining margin environments. Low High

Our Refining Capacity and Nelson Complexity Refinery Capacities (MBPD)(1) Nelson Complexity Index Throughput Crude Corpus Christi(2) 370 275 15.1 Houston 235 180 8.9 Meraux 135 125 9.8 Port Arthur 395 335 12.9 St. Charles 340 215 17.1 Texas City 260 225 11.6 Three Rivers 100 89 13.2 U.S. Gulf Coast 1,835 1,444 13.0(3) Ardmore 90 86 12.1 McKee 200 195 8.3 Memphis 195 180 7.9 U.S. Mid-Continent 485 461 8.9(3) Pembroke 270 210 10.1 Quebec City 235 230 7.7 North Atlantic 505 440 8.8(3) Benicia 170 145 16.1 Wilmington 135 85 15.8 U.S. West Coast 305 230 16.0(3) Total 3,130 2,575 11.8(3) (1)Capacities and Nelson complexity indices as of Jan 1, 2018. (2)Represents the combined capacities of two refineries—Corpus Christi East and Corpus Christi West. (3)Weighted average.

U.S. Natural Gas Provides Opex and Feedstock Cost Advantages 2018 average natural gas prices through May 3 for U.S. and Europe. Estimated per barrel cost of 907,000 mmBtu/day of natural gas consumption at 12-month rolling average refinery throughput of 3.0 MMBPD. $1.4 billion pre-tax annual cost advantage Our refining operations consume approximately 907,000 mmBtu/day of natural gas, of which 60% is operating expense and the balance is cost of goods sold Significant annual pre-tax cost savings compared to refiners in Europe Prices expected to remain low and disconnected from global oil and gas markets

Pipeline Capacity Additions Have Increased Crude Competition in the U.S. Gulf Coast KEY Capacities in MBPD. Pipeline completion and startup dates are subject to change. Bayou Bridge Phase 1 operational, with Phase 2 completion expected in 2018. Permian to Gulf Coast represents over two million BPD of additional pipeline capacity proposed or in open season from the Permian to the U.S. Gulf Coast. Crude oil market liquidity, grade competition, and export volumes in the U.S. Gulf Coast have increased with pipeline expansions Discounts for inland crudes versus WTI and Brent have narrowed due to high export demand Spot space on some pipelines is trading above published tariffs due to demand pull to the U.S. Gulf Coast Completed 2018 or Later Startup

High Demand Continues for U.S. Products in Primary Export Markets North America +2.2% GDP annual average +11 MM population +70 MBPD product demand +240 MBPD CDU capacity High utilization needed to meet domestic and export demand Latin America +2.7% GDP annual average +21 MM population +310 MBPD product demand +35 MBPD CDU capacity Net product imports continue, ~1.6 – 1.7 MMBPD Europe +1.7% GDP annual average +5 MM population +340 MBPD product demand +155 MBPD CDU capacity* Net gasoline exports decrease ~100 – 150 MBPD Net diesel & jet imports increase ~100 – 200 MBPD Africa +3.5% GDP annual average +31 MM population +310 MBPD product demand +200 MBPD CDU capacity Net product imports increase ~150 – 200 MBPD 2017 - 2020 Products = Gasoline + Diesel + Jet * New STAR refinery (200 MBPD) in Turkey comes online. Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates). Source: DOE Petroleum Supply Monthly data through Dec 2017. U.S. Product Exports 12 Month Moving Average (MBPD)

Investor Update May 2018

Who We Are (NYSE: VLP) Sponsored by Premier Independent Refiner, Valero Valero (NYSE:VLO) is our general partner and majority owner $48 billion market capitalization(2) VLP’s assets are integrated with VLO’s refining system Growth Oriented Master Limited Partnership Liquids focused logistics assets 1.0 million BPD(1) of pipeline throughput 2.9 million BPD(1) of terminaling throughput 100% fee-based revenues Vehicle to fund logistics growth at VLO $3 billion market capitalization(2) (1) For the year ended Dec 31, 2017. (2) As of Apr 30, 2018, VLP at $39.43 per unit and VLO at $110.93 per share.

Our Strategic Vision Maintain safe and environmentally responsible operations ` Generate stable, predictable cash flows, avoiding commodity price risks and protecting revenues with minimum volume commitments (MVCs) and long-term agreements… Demonstrate financial discipline by maintaining a strong balance sheet, healthy distribution coverage and investment grade credit ratings Maintain growth profile, targeting drop downs from VLO, organic projects, and logistics acquisitions

Growth-Oriented Logistics MLP with Diversified Portfolio

Long Term Agreements Provide Stable and Predictable Cash Flows Transportation and terminal services agreements have 10 year initial terms and five year renewal terms Approximately 85% of revenues supported by MVCs No direct commodity price exposure

Retained distributable cash flow Available to fund growth through acquisitions and organic projects Strong coverage allows for distribution growth without acquisitions through 2018 Sponsor provided seller-financing for acquisitions $555 MM of subordinated loans, of which $285 MM is outstanding $301 MM of equity issued through Mar 31, 2018 Debt and equity markets ATM program, approximately $305 MM of capacity remained as of Mar 31, 2018 Private placement, as well as public offerings, could be considered Investment grade credit ratings VLP’s Strong Financial Position Provides Flexibility for Growth Flexible Funding Options for Growth

Delivering Organic Growth Diamond Green Diesel logistics assets at the St. Charles Terminal Rail loading facility started up in 2Q17 180,000 barrel storage tank completed in Mar 2018 Approximately $20 MM total project cost Port Arthur Products System 320,000 barrel storage tank completed in Dec 2017 Approximately $13 MM project cost Corpus Christi terminals Improvements aimed at increasing gasoline segregation and blending capabilities Started up in Dec 2017 Approximately $4 MM project cost Completed Projects

Approximately $1 Billion of Estimated MLP Eligible EBITDA(1) Inventory at VLO Racks, Terminals, and Storage(2) Over 60 million barrels of active shell capacity for crude oil and products 139 truck rack bays Rail Approximately 5,250 purchased railcars, expected to serve long-term needs of ethanol, asphalt, aromatics, and other products Pipelines(2) Over 1,500 miles of active pipelines Diamond Pipeline from Cushing to Memphis started up in Nov 2017 Marine(2) 51 docks Two Panamax class vessels (joint venture) Wholesale Fuels Marketing Approximately 800 MBPD fuels distribution volume (1)Estimate as of Apr 17, 2018. We are unable to provide a reconciliation of this forward-looking estimate of non-GAAP EBITDA because certain information needed to make a reasonable forward-looking estimate is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown financing terms, acquisition timing, unanticipated acquisition costs, negotiation of acquisition terms, and other potential variables. Accordingly, a reconciliation is not available without unreasonable effort. (2)Includes assets that have other joint venture or minority interests. Does not include ethanol assets.

Outperformed on TSR Versus AMZ Index(1) Since Our IPO VLP56% AMZ-21% (1) Alerian MLP Index (NYSE: AMZ) includes peers MPLX, PSXP, ANDX, SHLX, and 37 other MLPs such as EPD, ETP, MMP, PAA, WPZ, and WES. (2) Total stockholder return (TSR) from Dec 16, 2013, through Apr 30, 2018. TSR includes stock price appreciation and distributions paid. Peer group includes MPLX, PSXP, ANDX, and SHLX. (3) Distribution coverage defined as distributable cash flow divided by total distribution declared sourced from company reports. (4) Source: Company reports. See slides 54 – 56 for non-GAAP disclosures. Solid performance since our IPO, peer leading distribution coverage, and low debt-to-EBITDA. Peer Range Median

VLP’s Competitive Strengths Strong Sponsor Strategic relationship with investment grade sponsor VLO Quality Assets High quality, well maintained assets located in advantaged regions Stable and Predictable Revenues Fee-based agreements with no direct exposure to commodity price risks Contracts with 10 year initial terms and five year renewal terms About 85% of revenues supported by minimum volume commitments Strong Balance Sheet Financial flexibility to fund growth with strong distribution coverage and 3.4x debt/EBITDA ratio(1) Maintain investment grade credit ratings Long Runway for Growth Drop downs from sponsor Organic growth and midstream acquisitions Distribution Growth Top tier distribution growth at a level that rewards the Partnership while maintaining healthy coverage Annual distribution growth target of at least 20% for 2018 (1) Coverage and debt/EBITDA ratio as of Dec 31, 2017. See slides 54 – 56 for non-GAAP disclosures.

Organizational Structure(1) Valero Energy Corporation (NYSE: VLO) A wholly owned subsidiary of Valero Energy Corporation Common Units Valero Energy Partners GP LLC (our General Partner) General Partner Units Incentive Distribution Rights Valero Energy Partners LP (NYSE: VLP) Valero Partners Operating Co. LLC 66.2% limited partner interest 100.0% ownership interest 100.0% ownership interest 2.0% general partner interest Public Unitholders Common Units 100.0% ownership interest Operating Subsidiaries 31.8% public interest 100.0% ownership interest (1) As of Apr 30, 2018.

IPO Assets and Texas Crude Systems Business Texas Crude Systems Business (7-1-14) Pipelines, truck unloading sites, and storage supporting VLO’s McKee, Three Rivers, and Ardmore refineries McKee system includes 72 MBPD of throughput capacity and 240,000 barrels of storage for crude oil Three Rivers system includes 11 truck unloading sites and three 110 MBPD crude oil pipelines Wynnewood system includes 90 MBPD of throughput capacity and 180,000 barrels of storage for products IPO Assets (12-16-13) Port Arthur systems Lucas crude with 1.9 million barrels of storage and two crude oil pipelines Port Arthur products with 2.0 million barrels of storage and three products pipelines McKee products 33 ⅓% undivided interest in El Paso pipeline and terminal Allocable capacities of 21 MBPD for El Paso pipeline and 166,000 barrels for storage Memphis systems Collierville crude with 1.3 million barrels storage and 210 MBPD pipeline Memphis products with two pipelines, refinery truck rack, and West Memphis terminal (1.1 million barrels storage)

Houston, St. Charles, and Corpus Christi Terminals Corpus Christi (10-1-15) Crude oil, intermediates, and refined products terminaling services supporting VLO’s Corpus Christi East and West refineries 10.1 million barrels of storage on Corpus Christi ship channel Houston and St. Charles (3-1-15) Crude oil, intermediates, and refined products terminaling services supporting VLO’s Houston and St. Charles refineries 3.6 million barrels of storage on Houston ship channel 10 million barrels of storage on Mississippi River

McKee, Meraux and Three Rivers Terminals Meraux and Three Rivers Terminals (9-1-16) Crude oil, intermediates, and products storage capacity supporting VLO’s Meraux and Three Rivers refineries 6.2 million barrels of storage capacity McKee Terminal (4-1-16) Crude oil, intermediates, and products storage capacity supporting VLO’s McKee refinery 4.4 million barrels of storage capacity

Red River Pipeline Red River Pipeline (1-18-17) 40% undivided interest in Hewitt segment of Red River Pipeline supporting VLO’s Ardmore refinery with a connection from Hewitt to Wasson 138 miles of newly constructed 16-inch crude oil pipeline with 150,000 barrels per day of capacity Two 150,000 barrel capacity storage tanks at Hewitt Station that are 100% dedicated to VLP Long term contract with MVC that protects over 90% of forecasted revenue

Parkway Pipeline and Port Arthur Terminal Parkway Pipeline and Port Arthur Terminal (11-1-17) Products pipeline linking VLO’s St. Charles refinery with the Plantation and Colonial pipeline systems 141-mile, 16-inch refined petroleum products pipeline with 110,000 barrels per day of capacity with ability to expand to more than 200,000 barrels per day Crude oil, intermediates, and refined petroleum products terminal supporting VLO’s Port Arthur refinery 47 tanks with 8.5 million barrels of storage capacity Long term agreements with MVCs that protect approximately 85% of forecasted revenue Expect to contribute a total of $60 MM EBITDA in the first 12 months of operation

Non-GAAP Disclosures

VLO Non-GAAP Disclosures: Free Cash Flow VLO defines free cash flow as net cash provided by operating activities less capital expenditures; deferred turnaround and catalyst costs; investments in joint ventures; and changes in current assets and liabilities. VLO believes that the presentation of free cash flow provides useful information to investors in assessing our ability to cover ongoing costs and our ability to generate cash returns to stockholders. Analysts and investors often compare cash flow yield among companies as an indication of how much cash flow a company generates over a given time period relative to its stock price. VALERO ENERGY CORPORATION RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES UNDER GAAP TO FREE CASH FLOW (Unaudited, in Millions, Except per Share Amounts) Year Ended Dec 31, 2015 Year Ended Dec 31, 2016 Net cash provided by operating activities $5,611 $4,820 Less: Capital expenditures 1,618 1,278 Less: Deferred turnaround and catalyst costs 673 718 Less: Investments in joint ventures 141 4 Less: Changes in current assets and current liabilities (1,306) 976 Free cash flow $4,485 $1,844

VLO Non-GAAP Disclosures: Return on Invested Capital VLO defines return on invested capital (ROIC) as operating income after tax divided by the total invested capital. VLO defines total invested capital as the sum of total debt and total equity. VLO defines operating income after tax for the trailing 12 month (TTM) period as the sum of operating income after tax for 2017 (taxes calculated using VLO’s effective tax rate for 2017). VLO defines TTM total invested capital as the average of the total invested capital for the current year ended Dec 31, 2017, and the same period one year ago (2016). Adjusted effective tax rate excludes income tax benefit from Tax Reform. VLO believes that the presentation of ROIC provides useful information to investors for assessing how efficiently it uses its capital and its ability to generate returns from invested capital. VALERO ENERGY CORPORATION RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP (Unaudited, in Millions, Except Percentage and Ratio Amounts) Year Ended Dec 31, 2017 Numerator: Operating income $3,599 Adjusted effective tax rate 28.5% Operating income after tax $2,574 Dec 31, 2016 Dec 31, 2017 Denominator: Current portion of debt and capital lease obligations $115 $122 Debt and capital lease obligations, less current portion 7,886 8,750 Total equity 20,854 22,900 Total invested capital $28,855 $31,772 TTM total invested capital = ($31,772 + $28,855) / 2 $30,314 TTM return on invested capital = $2,574 / $30,314 8.5%

VLO Non-GAAP Disclosures: Adjusted EBITDA and Net Debt-to-Adjusted EBITDA VLO defines net debt-to-EBITDA ratio as total debt net of cash divided by EBITDA adjusted for turnaround and catalyst costs. VLO defines adjusted EBITDA for the trailing 12 month period (TTM) as the sum of adjusted EBITDA for 2017. VLO believes that the presentation of net debt-to-adjusted EBITDA provides useful information to investors to assess its ability to incur and service debt. The GAAP measures most directly comparable to EBITDA are net income and net cash provided by operating activities. EBITDA should not be considered an alternative to net income or net cash provided by operating activities presented in accordance with GAAP. EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income or net cash provided by operating activities. EBITDA should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because EBITDA may be defined differently by other companies in our industry, VLO’s definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. VALERO ENERGY CORPORATION RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA (Unaudited, in Millions, Except Ratio Amount) Year Ended Dec 31, 2017 Net income $4,156 Less: Deferred turnaround and catalyst costs 523 Plus: Depreciation and amortization expense 1,986 Plus: Interest and debt expense, net of capitalized interest 468 Plus: Income tax expense (benefit) (949) Adjusted EBITDA $5,138 Dec 31, 2017 Debt and capital lease obligations, less current portion $8,750 Current portion of debt and capital lease obligations 122 Cash and temporary cash investments (5,850) Total debt net of cash $3,022 TTM net debt-to-adjusted EBITDA = $3,022 / $5,138 0.6x

VLO Non-GAAP Disclosures: Adjusted Earnings Per Common Share VLO defines adjusted earnings per common share – assuming dilution as earnings per common share – assuming dilution excluding the lower of cost or market inventory valuation adjustment and its related income tax effect. VLO believes this measure is useful to assess our ongoing financial performance because, when reconciled to earnings per common share – assuming dilution, it provides improved comparability between periods through the exclusion of certain items that VLO believes are not indicative of our core operating performance and that may obscure our underlying business results and trends. VALERO ENERGY CORPORATION Reconciliation of earnings per common share – assuming dilution, to adjusted earnings per common share – assuming dilution (Unaudited, in Millions, Except Ratio Amount) Year Ended Dec 31, 2016 Year Ended Dec 31, 2015 Earnings per common share – assuming dilution $4.94 $7.99 Exclude adjustments: Lower of cost or market inventory valuation adjustment, net of taxes 1.25 (1.25) Asset impairment loss (0.12) — Income tax benefit on Aruba Disposition 0.09 — Total adjustments 1.22 (1.25) Adjusted earnings per common share – assuming dilution $3.72 $9.24 Average adjusted earnings per common share – assuming dilution = ($3.72 + $9.24) / 2 $6.48

VLP Non-GAAP Disclosures: EBITDA, Distributable Cash Flow, and Debt-to-Adjusted Pro Forma EBITDA VLP defines EBITDA as net income before income tax expense, interest and debt expense, net of capitalized interest, and depreciation expense. VLP defines distributable cash flow as EBITDA less (i) EBITDA attributable to its Predecessor and cash payments during the period for interest, income taxes, and maintenance capital expenditures; plus (ii) adjustments related to minimum throughput commitments, capital projects prefunded by Valero, and certain other items. VLP defines coverage ratio as the ratio of distributable cash flow to the total distribution declared. EBITDA, distributable cash flow, debt-to-adjusted pro forma EBITDA, and coverage ratio are supplemental financial measures that are not defined under GAAP. They may be used by management and external users of our financial statements, such as industry analysts, investors, lenders, and rating agencies, to: describe VLP’s expectation of forecasted earnings; assess VLP’s operating performance as compared to other publicly traded limited partnerships in the transportation and logistics industry, without regard to historical cost basis or, in the case of EBITDA, financing methods; assess the ability of VLP’s business to generate sufficient cash to support its decision to make distributions to its unitholders; assess VLP’s ability to incur and service debt and fund capital expenditures; and assess the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. VLP believes that the presentation of EBITDA provides useful information to investors in assessing its financial condition and results of operations. The GAAP measures most directly comparable to EBITDA are net income and net cash provided by operating activities. EBITDA should not be considered an alternative to net income or net cash provided by operating activities presented in accordance with GAAP. EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income or net cash provided by operating activities. EBITDA should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because EBITDA may be defined differently by other companies in our industry, VLP’s definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. VLP uses distributable cash flow to measure whether it has generated from its operations, or “earned,” an amount of cash sufficient to support the payment of the minimum quarterly distributions. VLP’s partnership agreement contains the concept of “operating surplus” to determine whether VLP’s operations are generating sufficient cash to support the distributions that it is paying, as opposed to returning capital to VLP’s partners. Because operating surplus is a cumulative concept (measured from VLP’s IPO date and compared to cumulative distributions from the IPO date), VLP uses the term distributable cash flow to approximate operating surplus on a quarterly or annual, rather than a cumulative, basis. As a result, distributable cash flow is not necessarily indicative of the actual cash VLP has on hand to distribute or that it is required to distribute. VLP uses the distribution coverage ratio to reflect the relationship between its distributable cash flow and the total distribution declared. The debt-to-EBITDA ratio as defined in accordance with VLP’s debt covenants is the total debt and capital lease obligations divided by adjusted pro forma EBITDA for the trailing 12 month period. VLP believes that the presentation of debt-to-EBITDA provides useful information to investors to assess its ability to incur and service debt.

VLP Non-GAAP Disclosures: Debt-to-EBITDA VALERO ENERGY PARTNERS LP RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP (Unaudited, in Thousands, Except Ratio Amount) Dec 31, 2017 Numerator: Total debt and capital lease obligations $1,275,283 Year Ended Dec 31, 2017 Denominator: Net income $238,433 Plus: Depreciation expense 52,475 Plus: Interest and debt expense, net of capitalized interest 36,015 Plus: Income tax expense 1,335 EBITDA 328,258 Less: EBITDA attributable to Predecessor — EBITDA attributable to Partnership $328,258 Year Ended Dec 31, 2017 EBITDA attributable to Partnership for year ended Dec 31, 2017: $328,258 Pro forma EBITDA adjustments: Plus: Jan 18, 2017 – Red River Pipeline ($7,000 x 0.6/12 months) 350 Plus: Nov 1, 2017 – Port Arthur terminal and Parkway Pipeline ($59,600 x 10/12 months) 49,667 Adjusted pro forma EBITDA $378,275 Debt-to-adjusted pro forma EBITDA ratio ($1,275,283 / $378,275): 3.4x

4Q2013 1Q2014 2Q2014 3Q2014 4Q2014 1Q2015 2Q2015 3Q2015 4Q2015 1Q2016 2Q2016 3Q2016 4Q2016 1Q2017 2Q2017 3Q2017 4Q2017 Net income ($6,900) ($8,280) ($6,929) ($7,934) ($10,218) ($269) $19,161 $15,625 $36,795 $35,780 $44,545 $48,707 $59,799 $58,137 $58,443 $57,589 $64,264 Plus: Depreciation expense 8,958 8,319 8,632 10,398 10,560 10,364 10,578 13,760 10,976 11,512 11,821 11,319 11,313 11,775 12,505 12,113 16,082 Plus: Interest and debt expense, net of capitalized interest 59 228 221 214 209 601 1,411 1,353 2,748 2,659 3,251 3,672 5,333 8,289 8,551 8,747 10,428 Plus: Income tax expense (benefit) (300) 157 150 129 112 (126) (51) 115 313 242 303 235 332 304 310 311 410 EBITDA 1,817 424 2,074 2,807 663 10,570 31,099 30,853 50,832 50,193 59,920 63,933 76,777 78,505 79,809 78,760 91,184 Less: EBITDA attributable to Predecessor (786) (13,434) (13,491) (19,397) (23,078) (17,240) (11,638) (12,727) (6,047) (5,394) (3,703) (2,395) — — — — — EBITDA attributable to Partnership 2,603 13,858 15,565 22,204 23,741 27,810 42,737 43,580 56,879 55,587 63,623 66,328 76,777 78,505 79,809 78,760 91,984 Plus: Adjustments related to minimum throughput commitments — 32 475 (235) (164) (20) 24 — 18 14 221 865 393 (897) (828) (15) 207 Plus: Projects prefunded by Valero — 775 853 418 865 589 — — — — — — — — — — — Plus: Other — — — — — 384 — — — — — — — — — — — Less: Cash interest paid 22 236 229 221 213 172 1,406 1,374 2,415 2,502 2,982 3,204 5,185 1,908 14,136 3,092 14,219 Less: Income taxes paid — — 9 — — — 441 — — — 496 — 9 — 695 — 24 Less: Maintenance capital expenditures — 864 1,005 1,035 1,623 1,139 863 326 1,621 2,002 1,518 2,239 3,964 2,038 1,335 921 4,660 Distributable cash flow $2,581 $13,565 $15,650 $21,131 $22,606 $27,452 $40,051 $41,880 $52,861 $51,097 $58,848 $61,750 $68,012 $73,662 $62,815 $74,732 $72,488 VLP Non-GAAP Disclosures: Quarterly EBITDA and Distributable Cash Flow VALERO ENERGY PARTNERS LP RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP (Unaudited, in Thousands) The statement of income data has been retrospectively adjusted to include the historical results of operations of the businesses acquired from Valero for periods prior to their dates of acquisition.

Investor Relations Contacts For more information, please contact: John Locke Vice President, Investor Relations 210.345.3077 john.locke@valero.com Karen Ngo Senior Manager, Investor Relations 210.345.4574 karen.ngo@valero.com Tom Mahrer Manager, Investor Relations 210.345.1953 tom.mahrer@valero.com